UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-696

T. Rowe Price Small-Cap Stock Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1: Report to Shareholders

Small-Cap Stock Fund	June 30, 2008

The views and opinions in this report were current as of June 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Small-cap stocks declined in the first half of 2008, a period marked by high volatility. U.S. equities fell sharply in the first quarter but managed to bounce nicely off January lows before sliding again in June. Severe stress in the credit markets, which first appeared last summer, continued to weigh on stocks and led to the failure of one of Wall Street’s largest firms, Bear Stearns, and unprecedented Federal Reserve action to shore up our financial system. Investor sentiment deteriorated as the housing market continued to slump, and commodity prices soared. Job losses and poor consumer confidence threatened to push the economy into a recession. Although small-cap stocks lost ground, they outperformed large-caps during the first half.

For the first half of its fiscal year, the Small-Cap Stock Fund returned -10.04%, slightly behind the unmanaged Russell 2000 Index, as shown in the table. The portfolio outperformed during a tough January but lagged the energy- and materials-led recovery in February and March. We held our own in May during a strong Russell 2000 bounce, but June proved challenging as the only sector posting a positive return was energy. We remain near a market weight in this sector but felt it prudent to cut positions over the course of the year. In the second quarter, the Russell 2000 Index beat the S&P 500 by over three percentage points, putting small-caps firmly in the lead year-to-date. Does this bode the beginning of another run in small-cap outperformance? Are small-caps leading the way out of bear market doldrums? Probably not—but more on this in the outlook later in this letter.

HIGHLIGHTS

• Small-cap stocks fell in a volatile first half of 2008 but outperformed large-caps.

• The fund modestly lagged the small-cap Russell 2000 Index during the six months ended June 30, 2008.

• The sell-off in financials is uncovering interesting investment opportunities, but we are convinced that we have time to build positions slowly.

• Despite the relative results in the first half, we think the cycle of small-cap outperformance relative to large-caps has ended. We believe our durable blend of growth and value stocks can outperform in this challenging environment.

INVESTMENT REVIEW

For the first half of the year, our best performance relative to the Russell 2000 Index was concentrated in the consumer discretionary, technology, and financial sectors. Our worst sectors—health care, materials, and industrials and business services—detracted primarily due to poor stock selection.

On the plus side, stock selection among consumer discretionary holdings aided relative results. Panera Bread rose sharply in the half after experiencing strong sales trends in this very difficult environment. The company is benefiting from a revised menu, selective price increases, and a renewed management focus on delivering value to customers. The company recently posted a 6% same-store sales increase and has been proactive in hedging wheat to counter the inflationary environment. Bright Horizons Family Solutions gained ground after agreeing to be acquired. Big Lots was another beneficiary of this current tough environment. The discount retailer sells overstocked and closeout products at significantly reduced prices. Its stores did well as cash-strapped consumers looked for value, driving up first-quarter comparisons and leading the company to increase full-year earnings guidance. (Please see the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

In the technology sector, our best performers included FactSet Research Systems, Global Payments, and DTS. FactSet provides informational software tools and database products to financial professionals. Its shares sold off last year as investors feared that slumping financials might hinder business. The firm recently reported a solid quarter, with revenues ahead of expectations and growth in both clients and licensed users. Global Payments reported a strong quarter and raised annual earnings guidance. The firm should profit from a pending increase in the Canadian interchange rate structure and its newly announced joint venture with HSBC.

DTS benefited from Blu-ray’s victory in the high definition DVD player format war. DTSI, its digital multichannel audio licensing company, has firm intellectual property and licensing agreements in the Blu-ray format, which should lead to growing earnings.

Financials have been severely punished in the wake of the subprime lending collapse. We are underweight the sector, which helped first-half results. Our best performer in the sector, WestAmerica, a rock-solid financial institution in our view, rose sharply despite the sector’s heavy credit challenges. This was unfortunately offset by our worst performer, Citizens Republic Bank, which has fallen on hard times along with the Michigan economy. Prior to its disastrous acquisition of Republic Bank, Citizens had a sound credit culture; however, it was blindsided by huge losses from Republic’s loan portfolio and was forced to raise capital in a distressed market. Other detractors in the financial sector included Provident Bankshares and Markel. Provident lost money on an investment position in mortgage trust preferred securities. Credit quality is sound here, and the bank protected its balance sheet by raising capital and reducing its dividend. We are convinced that Provident has a valuable franchise and will survive and prosper. Markel has an extensive equity portfolio that follows the ups and downs of the stock market, and recent declines hurt its book value.

Our top seven performers were, not surprisingly, energy firms. Forest Oil benefited from excitement surrounding the firm’s acreage position in the emerging Haynesville/Bossier shale play in east Texas and northern Louisiana. Foundation Coal felt the tailwind of Northern Appalachian coal prices that have doubled in the past year. Bill Barrett reported solid earnings gains and noted year-over-year production growth. Finally, after a slow start to the year, Complete Production Services gained as rising energy prices caused fears about a North American drilling slowdown to evaporate. Mariner Energy, a well-positioned Gulf of Mexico spin-off from Forest Oil, surged on strong reported earnings growth. W-H Energy Services jumped after it agreed to be acquired by Smith International. Finally, rising oil prices boosted Concho Resources, an oil exploration and production firm.

Shares of ESCO Technologies rose as the company reaffirmed earnings guidance for the full year and announced follow-on orders from PGE Corp. and a new pilot program from Baltimore Gas and Electric for the firm’s automated meter reading product. This new technology helps utilities manage their load and provides a “green” solution that helps utilities reduce electric demand through real-time pricing to consumers. Edwards Lifesciences benefited from strong European sales of the firm’s percutaneous heart valve, SAPIEN. With this product, the firm is several years ahead of its competition. The first quarter was solid, and Edwards increased earnings guidance for the year.

Health care, materials, and industrials detracted from relative results during the first half. The health care sector, which normally holds up better in a slowing economy, declined more than the market in the first half. Perhaps the health care arena is finally demonstrating price elasticity as consumers become more sensitive to rising health care costs. Two holdings were especially damaging, Sunrise Senior Living and Nighthawk Radiology. Sunrise continued to work through its problems with filing timely financial statements. The company narrowly avoided delisting in March by finally filing audited statements for 2006. We expect 2007 statements to be filed shortly. The company has been reporting summary financial details, however, and appears to be doing fine. The entire assisted living sector is currently weak because of reduced occupancy—probably fallout from the weak housing sector. Typically, residents sell their homes prior to moving into assisted living, so we may be building some pent-up demand for 2009 and beyond.

Nighthawk Radiology reported a poor first quarter, which was compounded by the departure of both the CEO and CFO, who left for separate personal issues. In this case, we believe this wasn’t a euphemism for forced separation, but the market took it otherwise. The company took the opportunity to tender for nearly 8% of the outstanding shares at the discounted prices. We remain a holder of the shares. Other health care stocks that detracted included ResMed, a maker of ventilators to treat obstructive sleep apnea, which declined on slowing growth in the U.S. market. Finally, two Medicaid HMO stocks, Amerigroup and Centene, took a hit after industry leader WellPoint announced disappointing results. Additionally, a severe flu season hurt medical loss ratios, and the companies suffered poorer-than-expected results in new markets.

The materials sector remained a challenge as commodity prices soared beyond all expectations. In retrospect, we reduced our basic industry weight way too early in this cycle as strong demand from the emerging world and a weak dollar have conspired to drive up the price of nearly all commodities. Although well represented in energy, we are underweight in metals and mining. Agricultural chemicals have been particularly strong, and though Intrepid Potash, a new position, was significantly higher, we failed to own some other strong performers that are included in the index. Strong results from Metal Management also helped cut the damage.

Our overweight in industrial stocks benefited performance. However, we lost ground in stock selection. Our failure to own a couple of coal-related stocks cost us since the industry is red hot. We do own three coal stocks, which are represented in our energy holdings.

We lost ground in the consumer staples sector as The Pantry, a convenience store operator in the Southeast, suffered from a failed fuel hedge and weak consumer spending in hard-hit housing markets. Other significant detractors included Sonic and Blue Coat Systems. Sonic, the drive-in restaurant, finally felt the impact of a slowing consumer. The fast-food sector had held up as consumers traded down to cheaper fast food. Sonic, however, saw slower-than-expected year-over-year comparisons due to aggressive price increases and a conscious decision to reduce service to control labor costs. Network security vendor Blue Coat Systems declined after the firm reported a strong March quarter but gave reduced guidance for the June period.

PORTFOLIO REVIEW AND POSITIONING

Energy was a key performance driver in the first half. We began the year slightly overweight, trimmed as several of our holdings moved out of the small-cap market, and ended up overweight by June 30 as many stocks in the Russell 2000 moved into the mid-cap index. We eliminated long-time holding FMC Technologies after the stock moved well north of $7 billion in market cap. While this producer of subsea oilfield equipment has done very well, we made greater than five times our investment and found ourselves with an expensive mid-cap holding. Similarly, we eliminated Exterran Holdings, which we received as a result of the Hanover Compressor merger with Universal Compression. The combined entity fell outside our market-cap range.

Fortunately, we were able to find a solid small-cap holding to offset a portion of these cap-driven sales. We bought the previously mentioned Complete Production Services. The stock was trading at a depressed price/earnings multiple as investors focused on the headwinds in North America due to flat activity and capacity additions in excess of current demand. These concerns were justifiable over the short term, but as demand rebounds in coming years and capacity additions taper off in the next few months, we think it’s highly likely that pricing and activity will improve. As noted earlier, we received near-instant gratification as the stock performed well following our purchase. We’ve begun to slowly reduce our holdings in Foundation Coal after strong price appreciation brought the stock into the mid-cap range. Coal prices are reaching all-time highs and continue to rise unabated. Given the significant volatility in coal stocks, we have trimmed our holdings as the shares spike on investor enthusiasm for the space. We recycled the proceeds by adding to an existing micro-cap coal holding, Westmoreland Coal, after the firm resolved outstanding financing issues. We also found an attractive opportunity in International Coal Group, a $1.2 billion market cap eastern-U.S. coal producer that controls 965 million tons of coal reserves and operates 12 mining complexes in Maryland, West Virginia, Kentucky, and Illinois. The company produced more than 16 million tons in 2007 and plans to increase that by 25% in 2009, which should drive a significant increase in earnings and cash flow.

The high price of oil will definitely have a long-term impact as consumers and corporations look to save on energy. The fund has a number of ways to capitalize on this trend. Baldor Electric, a large holding, sells an energy-efficient line of motors—the Super E series—that will significantly cut energy consumption and should be in demand as firms try to comply with legislation that mandates more efficient motors by 2010. We also made a large investment in Acuity Brands, which designs, produces, and distributes lighting equipment. The housing market downturn and fears that nonresidential construction will significantly dip provided an attractive opportunity to purchase Acuity. We believe the market doesn’t fully appreciate the evolving secular growth story of energy-efficient retrofit LED light fixtures. Acuity should be poised to capture a significant share of this retrofit market.

We have been and remain underweight in real estate investment trusts (REITs). We like the group’s solid dividend income but are wary of current high valuations. As real estate prices correct, we are open to bargain hunting in the sector. One recent purchase is Equity One, a self-administered REIT specializing in retail neighborhood shopping centers. It sports an attractive yield and appears reasonably valued at current prices.

We are always on the lookout for a great niche business. One such superbly managed operation is Middleby, which makes food preparation equipment such as cooking and chilling equipment. The market has shortsightedly concluded that a challenged restaurant industry will cease future capital investment. We believe a longer-term view would conclude that this business possesses solid growth prospects and that Middleby is a value-added acquirer that can grow earnings at a 15%-plus rate in a fragmented market. We used current weakness to add the stock.

Six of our top 10 sales for the half year were stocks that have moved well into the mid-cap range. Besides the larger energy names already discussed, we also cut or eliminated positions in Henry Schein, Priceline.com, Harsco, and Sims. Henry Schein was a long-term holding and a good stock for the fund. The company’s success over a multiyear period led to substantial growth, and it is now larger than the typical holding in the fund. Earlier this year, the stock held up quite well relative to much of the small-cap market, and we used that opportunity to eliminate the holding and recycle the money into smaller companies that had seen more valuation compression. Priceline has done quite well on the strength of its solid results in Europe. Given the shares’ run, its higher valuation, and its $5 billion market cap, we deemed it prudent to reduce our sizable position. It truly pains us to trim Harsco. We have known the company since the late 1980s, when I covered the stock as an analyst. Its recently retired chairman, Derrick Hathaway, was then a rising star in its engineered products subsidiary. Under his wise stewardship, the shares grew into a $4.7 billion market cap. New CEO and former CFO Sal Fazzolare was instrumental in implementing economic value added (EVA) management—a tool that helps align management incentives with shareholder returns—and we are convinced he will shine as CEO. We plan to trim as slowly as possible, barring a sudden spike in valuation. We became owners of Sims when it acquired our Metal Management stock. Scrap steel has been in short supply, and we would have preferred to own Metal Management. However, with the merger complete, the $7 billion Australian company was a bit of an away game, so we eliminated the position.

We eliminated Belden. The networking automation and cabling firm was a great investment for us under the management of John Stroup. The stock rose sharply, and management grew the firm aggressively with a series of large European acquisitions. Europe is now slowing, and Belden has significant integration challenges ahead. Reluctantly, we sold our shares to reduce our exposure to nonresidential construction in the U.S. and Europe.

The contrarian in us wants to add to financials. We see interesting investment opportunities on the horizon, but we are convinced that we have time to slowly build positions. In the interim, we took advantage of January’s fierce bank rally to cut out some of the weaker sisters. Specifically, we eliminated Boston Private Financial, Sandy Spring Bancorp, Seacoast Banking, and United Community Banks. We eliminated Boston Private because we were concerned with its credit exposure in California and Florida from two recent acquisitions. Sandy Spring, historically a conservative financial institution, hit some credit problems likely related to two recently acquired banks. Seacoast was eliminated because we grew concerned about the firm’s construction and land development loans in a superheated Florida market. Similarly, United Community also began having issues last fall with development lending in North Georgia. Since we eliminated these shares, the stocks have fallen sharply.

OUTLOOK

Where do we go from here? Does recent performance portend renewed small-cap outperformance, or was this a brief “eye of the hurricane” moment? Though small-caps decisively outperformed large-caps in the second quarter, we are not inclined to conclude that large-caps have relinquished their leadership role to small-caps. For the trailing 12-month period, small-caps have badly trailed large-caps, with the Russell 2000 falling 16.2% versus the S&P 500’s 13.1% decline. Moreover, the Russell’s recent performance surge has been heavily driven by a handful of energy and agricultural chemical stocks that have now moved into the mid-cap world. (What a pity, since we won’t get the benefit of their inevitable blowup.) We suspect the Russell 2000 will soon join the S&P 500 in retesting March lows.

We remain convinced that large-caps will outperform small-caps going forward. First, the U.S. economy, if not actually in a full-scale recession, is clearly on the cusp of one. Consumers are clearly in a recession, and it may not be long before the industrial economy joins in. Though small-caps often lead the way coming out of a recession, they typically do so after a period of poor performance has driven them to discount valuations. This is not yet in place.

Price/earnings valuations for small-caps are still near historically high levels versus the S&P 500, trading at a 5% to 6% premium to large-cap stocks. Typically, they trade at a few percentage points discount. As with any reversion to the mean scenario, they typically overshoot to the downside. Thus, we see valuation overall as not yet conducive to a rally. Certain sectors (such as the consumer and the financial sectors) look compelling, but not the broader universe—at least not yet.

Earnings momentum also remains negative for small-caps. In the most recent quarter, earnings data from the Leuthold Group, an investment strategy company, showed that large-cap operating earnings continued to grow at a double-digit pace while small-cap earnings grew at just 2% and micro-cap earnings actually declined. This is not surprising given small-caps’ domestic economic focus and the slowing U.S. economy. Finally, measured from their March 2006 relative peak, small-caps have underperformed for only 27 months, which would be a historically short down cycle.

We believe that small-caps face a challenging period. We have been surprised with how narrow the market has grown in 2008. A favored few securities tied to a weak dollar, growing inflation, and emerging markets “decoupling” have emerged as a very crowded trade. The thesis is that developing markets are no longer inextricably linked to the developed world economy and will power global growth despite U.S. weakness. Perhaps, but now Europe is slowing and oil prices are challenging the government subsidization of oil in India, China, and other parts of the world. We believe this trade—as crowded trades are wont to do—will fail. We are carefully watching for opportunities across the spectrum and feel confident that our blend of growth and value will add value over the long run.

Respectfully submitted,

Greg A. McCrickard
President of the fund and chairman of its Investment Advisory Committee

July 18, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Price/book value ratio: A valuation measure calculated by dividing the price of a stock by a company’s book value per share. Book value is the net worth, or liquidating value, of a business and is calculated by subtracting all liabilities, including debt and preferred stocks, from total assets, and dividing by the number of shares of common stock outstanding.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected (forward) earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Price/sales ratio: A valuation measure calculated by dividing the price of a stock by its current or projected (forward) sales (or revenues) per share.

Return on equity (ROE): Calculated by dividing a company’s net income by shareholders’ equity, ROE measures how much a company earns on each dollar that common stock investors have put into that company. ROE indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 2000 Growth Index: A market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecasted growth rates.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index. Performance is reported on a total-return basis.

Russell 2000 Value Index: A market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price/book value ratios and lower forecasted growth rates.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P SmallCap 600 Stock Index: An unmanaged index that tracks the stocks of 600 small-cap U.S. stocks.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/08‡	Year Ended 12/31/07‡	12/31/06‡	12/31/05‡	12/31/04	12/31/03
NET ASSET VALUE						
Beginning of period	$ 30.39	$ 34.23	$ 32.81	$ 31.82	$ 27.98	$ 21.50
Investment activities						
Net investment income (loss)	(0.01)	–	0.03	(0.03)	(0.05)	(0.02)
Net realized and unrealized gain (loss)	(3.04)	(0.64)	4.14	2.75	5.28	6.96
Total from investment activities	(3.05)	(0.64)	4.17	2.72	5.23	6.94
Distributions						
Net investment income	–	–	(0.02)	–	–	–
Net realized gain	–	(3.20)	(2.73)	(1.73)	(1.39)	(0.46)
Total distributions	–	(3.20)	(2.75)	(1.73)	(1.39)	(0.46)
NET ASSET VALUE						
End of period	$ 27.34	$ 30.39	$ 34.23	$ 32.81	$ 31.82	$ 27.98

Ratios/Supplemental Data

Total return ^	(10.04)%	(1.75)%	12.78%	8.44%	18.77%	32.35%
Ratio of total expenses to average net assets	0.92%+	0.89%	0.91%	0.92%	0.94%	0.96%
Ratio of net investment income (loss) to average net assets	(0.07)%+	(0.01)%	0.08%	(0.11)%	(0.17)%	(0.10)%
Portfolio turnover rate	21.1%+	21.7%	20.0%	20.4%	18.3%	16.3%
Net assets, end of period (in millions)	$ 5,074	$ 6,071	$ 7,065	$ 6,895	$ 6,364	$ 4,864

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 91.9%		
CONSUMER DISCRETIONARY 10.5%		
Auto Components 0.3%		
Strattec Security (1)	186,200	6,558
TRW (2)	685,800	12,667
		19,225
Diversified Consumer Services 1.4%		
Corinthian Colleges (2)	3,039,600	35,290
Matthews International, Class A	950,000	42,997
		78,287
Hotels, Restaurants & Leisure 2.3%		
BJ's Restaurants (2)	826,400	8,041
Brinker	250,000	4,725
CEC Entertainment (2)	300,000	8,403
Panera Bread, Class A (2)	579,100	26,789
PF Chang's China Bistro (2)	405,200	9,052
Red Robin Gourmet Burgers (2)	798,800	22,159
Sonic (2)	1,907,825	28,236
The Cheesecake Factory (2)	1,421,700	22,619
		130,024
Household Durables 1.1%		
American Greetings, Class A	1,025,000	12,649
Jarden (2)	450,000	8,208
Leggett & Platt	950,000	15,931
Meritage (2)	1,037,700	15,742
Standard Pacific	1,663,700	5,623
		58,153
Internet & Catalog Retail 0.2%		
Priceline.com (2)	97,300	11,234
		11,234

CONSUMER STAPLES 0.9%

Food & Staples Retailing 0.3%

Casey's General Stores	200,000	4,634
The Pantry (2)	985,200	10,502
		15,136

Food Products 0.1%

ADM Cranberry Acquisition Date: 6/30/00 Acquisition Cost $0 (2)(3)	164	188
Makepeace (2)	164	1,771
Seneca Foods, Class A (2)	183,400	3,824
Seneca Foods, Class B (2)	69,600	1,488
		7,271

Personal Products 0.5%

Alberto Culver	1,025,000	26,927
		26,927
Total Consumer Staples		49,334

ENERGY 10.2%

Energy Equipment & Services 3.5%

Complete Production Services (2)	980,500	35,710
ION Geophysical (2)	1,351,200	23,578
Key Energy Services (2)	241,400	4,688
Seacor (2)	868,000	77,695
Union Drilling (2)	482,100	10,452
W-H Energy Services (2)	457,100	43,763
		195,886

Oil, Gas & Consumable Fuels 6.7%

Bill Barrett (2)	1,314,700	78,106
Concho Resources (2)	821,600	30,646
Forest Oil (2)	1,236,700	92,134

Foundation Coal	486,400	43,085
GeoMet (2)	1,660,600	15,743
Holly	78,400	2,895
International Coal Group (2)	2,500,000	32,625
Mariner Energy (2)	1,647,700	60,915
Westmoreland Coal (1)(2)	600,000	12,666
		368,815
Total Energy		564,701
FINANCIALS 11.1%		
Capital Markets 1.4%		
Affiliated Managers Group (2)	450,000	40,527
Penson Worldwide (2)	1,181,700	14,121
Piper Jaffray (2)	745,100	21,854
		76,502
Commercial Banks 3.8%		
Cascade Bancorp	965,100	7,431
Citizens Republic Bancorp	1,990,400	5,613
Glacier Bancorp	1,700,000	27,183
Pinnacle Financial Partners (1)(2)	1,013,200	20,355
Preferred Bank	289,600	1,500
Prosperity Bancshares	1,060,900	28,358
Provident Bankshares	1,254,700	8,005
Signature Bank (2)	784,500	20,209
Texas Capital Bancshares (2)	637,400	10,199
Valley National Bancorp	1,696,774	26,758
WestAmerica	962,600	50,623
Western Alliance Bancorp (2)	669,600	5,196
		211,430
Diversified Financial Services 0.3%		
Highlands Acquisition, Equity Units (1)(2)	813,700	7,872

MarketAxess (2)	804,219	6,080
		13,952
Insurance 2.4%		
Assured Guaranty	1,447,400	26,039
E-Health (2)	193,100	3,410
Infinity Property & Casualty (1)	979,500	40,669
Markel (2)	103,000	37,801
Seabright Insurance (2)	597,100	8,646
Selective Insurance	797,900	14,968
		131,533
Real Estate Investment Trusts (REITs) 2.2%		
Cousins Properties, REIT	850,000	19,635
DiamondRock Hospitality, REIT	778,800	8,481
EastGroup Properties, REIT	856,800	36,757
Equity One, REIT	1,200,000	24,660
Essex Property Trust, REIT	96,600	10,288
LaSalle Hotel Properties, REIT	453,800	11,404
Parkway Properties, REIT	400,000	13,492
		124,717
Thrifts & Mortgage Finance 1.0%		
First Niagara Financial	3,182,700	40,930
NewAlliance Bancshares	1,372,700	17,131
		58,061
Total Financials		616,195
HEALTH CARE 13.0%		
Biotechnology 4.4%		
Acadia Pharmaceuticals (2)	530,900	1,959
Alexion Pharmaceutical (2)	361,700	26,223
Alkermes (2)	905,700	11,195
Altus Pharmaceuticals (2)	627,300	2,792

Amylin Pharmaceuticals (2)	313,800	7,967
Cephalon (2)	341,317	22,762
Cubist Pharmaceuticals (2)	914,100	16,326
deCode genetics (2)	655,803	603
Incyte (2)	1,928,900	14,679
InterMune (2)	787,200	10,328
Martek Biosciences (2)	695,100	23,432
Maxygen (2)	532,500	1,805
Myriad Genetics (2)	776,145	35,330
ONYX Pharmaceuticals (2)	433,800	15,443
Pharmasset (2)	539,300	10,182
Regeneron Pharmaceuticals (2)	450,000	6,498
Rigel Pharmaceuticals (2)	316,100	7,163
Seattle Genetics (2)	392,200	3,318
Senomyx (2)	579,100	2,855
Theravance (2)	270,000	3,205
Vertex Pharmaceuticals (2)	627,300	20,996
		245,061

Health Care Equipment & Supplies 3.6%

Analogic	250,000	15,768
Angiodynamics (2)	458,500	6,245
Edwards Lifesciences (2)	549,100	34,066
Immucor (2)	637,400	16,496
Integra LifeSciences (2)	550,000	24,464
Masimo (2)	124,100	4,263
Micrus Endovascular (2)	443,400	6,216
NuVasive (2)	80,000	3,573
ResMed (2)	660,100	23,592
Stereotaxis (2)	820,300	4,397
Steris	941,300	27,072
TomoTherapy (2)	688,400	6,147
Wright Medical Group (2)	941,300	26,742
		199,041

Health Care Providers & Services 3.8%		
Amerigroup (2)	868,500	18,065
Centene (2)	1,303,000	21,877
HealthExtras (2)	1,033,700	31,156
Healthways (2)	196,100	5,805
Henry Schein (2)	122,600	6,322
HMS Holdings (2)	750,000	16,102
LifePoint Hospitals (2)	1,254,600	35,505
Nighthawk Radiology (2)	940,000	6,655
Skilled Healthcare, Class A (2)	676,000	9,072
Sunrise Senior Living (1)(2)	2,611,600	58,709
		209,268
Health Care Technology 0.1%		
Vital Images (2)	575,000	7,153
		7,153
Life Sciences Tools & Services 0.1%		
Exelixis (2)	1,177,500	5,888
		5,888
Pharmaceuticals 1.0%		
Inspire Pharmaceuticals (2)	1,055,666	4,518
Map Pharmaceuticals (2)	118,700	1,226
Medicines Company (2)	578,800	11,472
Medicis Pharmaceutical, Class A	700,000	14,546
Xenoport (2)	573,600	22,388
		54,150
Total Health Care		720,561
INDUSTRIALS & BUSINESS SERVICES 20.2%		
Aerospace & Defense 1.5%		
American Science Engineering (1)	438,900	22,617

Moog, Class A (2)	800,000	29,792
Teledyne Technologies (2)	450,000	21,955
Transdigm Group (2)	264,700	8,891
		83,255

Air Freight & Logistics 0.4%

UTi Worldwide	1,064,500	21,237
		21,237

Building Products 0.8%

American Woodmark	337,700	7,135
Builders FirstSource (2)	771,500	4,097
Gibraltar Industries	540,900	8,638
Simpson Manufacturing	340,400	8,081
Universal Forest Products	627,300	18,794
		46,745

Commercial Services & Supplies 4.3%

American Reprographics (2)	1,301,700	21,673
Angelica (1)	590,038	12,550
EnergySolutions	575,000	12,851
EnerNOC (2)	343,200	6,161
G & K Services, Class A	597,600	18,203
Kforce (2)	1,217,000	10,332
MPS Group (2)	2,383,900	25,341
Multi-Color (1)	800,000	16,792
Resources Connection	1,250,000	25,438
Ritchie Bros. Auctioneers	1,600,000	43,408
Waste Connections (2)	1,520,100	48,537
		241,286

Construction & Engineering 0.8%

Insituform Technologies (2)	673,300	10,254
Pike Electric (2)	410,200	6,814

Quanta Services (2)	729,524	24,271
		41,339
Electrical Equipment 3.1%		
Acuity Brands	950,000	45,676
Baldor Electric	1,637,900	57,294
Smith AO	1,606,400	52,738
Woodward Governor	519,700	18,532
		174,240
Machinery 6.1%		
3-D Systems (2)	841,300	7,992
Actuant, Class A	2,000,000	62,700
Cascade	279,900	11,845
Clarcor	350,000	12,285
ESCO Technologies (1)(2)	1,290,000	60,527
Graco	630,000	23,984
Harsco	500,000	27,205
IDEX	940,000	34,630
Middleby (2)	475,000	20,857
RBC Bearings (2)	980,500	32,670
Robbins & Myers	150,000	7,481
Tennant	450,000	13,532
Toro	763,600	25,405
		341,113
Road & Rail 1.6%		
Heartland Express	490,300	7,311
Knight Transportation	2,556,400	46,782
Landstar Systems	637,400	35,197
		89,290
Trading Companies & Distributors 1.6%		
Applied Industrial Technologies	1,965,080	47,496
H&E Equipment Services (1)(2)	1,784,300	21,447

Interline Brands (2)	1,105,000	17,603
		86,546
Total Industrials & Business Services		1,125,051
INFORMATION TECHNOLOGY 18.2%		
Communications Equipment 1.6%		
Acme Packet (2)	193,600	1,502
Adtran	1,013,400	24,159
Aruba Networks (2)	253,900	1,328
BigBand Networks (2)	482,500	2,282
Blue Coat Systems (2)	784,600	11,071
Emulex (2)	1,012,600	11,797
Finisar (2)	8,500,000	10,115
Foundry Networks (2)	550,000	6,501
IXIA (2)	1,060,300	7,369
Optium (2)	554,100	4,034
Sonus Networks (2)	3,000,000	10,260
		90,418
Computers & Peripherals 1.2%		
3PAR (2)	147,700	1,158
Intermec (2)	525,000	11,067
Palm (2)	3,860,700	20,809
Synaptics (2)	392,700	14,817
Xyratex (2)	1,158,400	19,287
		67,138
Electronic Equipment & Instruments 1.4%		
DTS (2)	833,400	26,102
Electro Rent	553,300	6,938
Measurement Specialties (2)	650,000	11,434
National Instruments	490,300	13,910
Newport (2)	762,800	8,688

Orbotech (2)	931,500	12,408
		79,480
Internet Software & Services 1.6%		
Ariba (2)	825,000	12,136
Bankrate (2)	578,600	22,606
Comscore (2)	246,300	5,374
DealerTrack (2)	530,800	7,489
Digital River (2)	858,000	33,102
The Knot (2)	965,100	9,439
		90,146
IT Services 1.5%		
Global Payments	1,135,400	52,910
Heartland Payment Systems	482,600	11,389
RightNow Technologies (2)	1,355,000	18,523
		82,822
Semiconductor & Semiconductor Equipment 5.9%		
Actions Semiconductor, ADR (2)	1,005,000	3,467
Advanced Analogic Technologies (2)	1,078,500	4,454
Advanced Energy Industries (2)	1,078,500	14,775
Atheros Communications (2)	530,900	15,927
Brooks Automation (2)	803,229	6,643
Cabot Microelectronics (2)	200,000	6,630
Conexant Systems (2)	1,544,280	6,949
Cymer (2)	1,166,800	31,364
Diodes (2)	1,543,900	42,673
Entegris (2)	1,000,000	6,550
Exar (2)	600,000	4,524
FEI (2)	1,253,900	28,564
Formfactor (2)	490,300	9,036
Mattson Technology (2)	1,470,800	7,001
Novellus Systems (2)	400,000	8,476
ON Semiconductor (2)	252,800	2,318

MATERIALS 2.9%

Chemicals 1.6%		
Arch Chemicals	1,156,100	38,325
Intrepid Potash (2)	119,300	7,847
Koppers	975,000	40,823
		86,995
Containers & Packaging 0.2%		
Chesapeake (2)	685,400	1,611
Smurfit-Stone Container (2)	1,882,400	7,661
		9,272
Metals & Mining 1.1%		
Adrian Steel (1)	13,000	2,665
Coal Creek	9,295	4,229
Haynes International (2)	539,300	31,037
Lihir Gold (AUD) (2)	7,832,300	24,856
		62,787
Total Materials		159,054

TELECOMMUNICATION SERVICES 1.3%

Diversified Telecommunication Services 1.0%		
Cogent Communications (2)	772,100	10,346
Premiere Global Services (2)	1,500,000	21,870
TW Telecom (2)	1,495,800	23,978
		56,194
Wireless Telecommunication Services 0.3%		
SBA Communications (2)	386,300	13,910
Virgin Mobile USA, Class A (2)	1,207,200	3,320
		17,230
Total Telecommunication Services		73,424

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $5,069,669)	$ 5,542,745
Receivable for investment securities sold	41,138
Receivable for shares sold	4,898
Dividends and interest receivable	2,213
Other assets	51
Total assets	5,591,045
Liabilities	
Payable for investment securities purchased	17,168
Payable for shares redeemed	9,599
Investment management fees payable	3,627
Due to affiliates	531
Other liabilities	1,866
Total liabilities	32,791
NET ASSETS	$ 5,558,254
Net Assets Consist of:	
Accumulated net investment loss	$ (2,370)
Accumulated undistributed net realized gain	241,667
Net unrealized gain	466,027
Paid-in capital applicable to 203,395,603 shares of $0.50 par value capital stock outstanding; 1,000,000,000 shares authorized	4,852,930
NET ASSETS	$ 5,558,254
NET ASSET VALUE PER SHARE	
Investor Class ($5,074,119,291 / 185,575,542 shares outstanding)	$ 27.34
Advisor Class ($484,134,520 / 17,820,061 shares outstanding)	$ 27.17

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 6/30/08
Investment Income (Loss)		
Income		
Dividend		$ 24,555
Interest		161
Total income		24,716
Expenses		
Investment management		21,933
Shareholder servicing		
Investor Class	$ 3,968	
Advisor Class	236	4,204
Rule 12b-1 fees		
Advisor Class		563
Prospectus and shareholder reports		
Investor Class	179	
Advisor Class	14	193
Custody and accounting		158
Registration		39
Legal and audit		15
Directors		16
Miscellaneous		29
Total expenses		27,150
Expenses paid indirectly		(64)
Net expenses		27,086
Net investment loss		(2,370)
Realized and Unrealized Gain (Loss)		
Net realized gain on securities		169,772
Change in net unrealized gain (loss)		
Securities		(814,548)
Futures		(7,049)
Change in net unrealized loss		(821,597)
Net realized and unrealized loss		(651,825)
DECREASE IN NET ASSETS FROM OPERATIONS		$ (654,195)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Small-Cap Stock Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies. The fund has two classes of shares: the Small-Cap Stock Fund original share class, referred to in this report as the Investor Class, offered since June 1, 1956, and Small-Cap Stock Fund—Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $74,000 for the six months ended June 30, 2008. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2008, the fund realized $31,895,000 of net gain on $102,011,000 of in-kind redemptions.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Futures Contracts During the six months ended June 30, 2008, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $587,799,000 and $1,311,352,000, respectively, for the six months ended June 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2008.

At June 30, 2008, the cost of investments for federal income tax purposes was $5,069,669,000. Net unrealized gain aggregated $466,027,000 at period-end, of which $1,310,157,000 related to appreciated investments and $844,130,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2008, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2008, expenses incurred pursuant to these service agreements were $60,000 for Price Associates, $752,000 for T. Rowe Price Services, Inc., and $1,077,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2008, the fund was charged $163,000 for shareholder servicing costs related to the college savings plans, of which $138,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2008, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2008, the fund was allocated $543,000 of Retirement Funds’ expenses, of which $410,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2008, approximately 10% of the outstanding shares of the Investor Class were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 155,039 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and the Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio for the Investor Class was above the median for certain groups of comparable funds but below the median for other groups of comparable funds, and that the fund’s expense ratio for the Advisor Class was below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Stock Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2008